EXHIBIT  99.2
                                  HIV-VAC, INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of HIV-VAC, Inc. (the "Company") on Form 10-QSB/A for the period ending March 31, 2000, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sally Del Principe, the Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                                     /s/ Sally Del Principe
                                                     ----------------------
                                                     Sally Del Principe
                                                     Chief Financial Officer


October 22, 2002





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